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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 18, 2005

                         The South Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

          South Carolina               0-15083              57-0824914
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   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)     Identification Number)

      102 South Main Street, Greenville, South Carolina         29601
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          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

        On April 18, 2005, The South Financial Group, Inc. ("TSFG") issued a press release (the "Press Release") announcing its results of operations for the quarter ended March 31, 2005. A copy of the Press Release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits .

Exhibit No.   Description
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99.1          Press Release dated April 18, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE SOUTH FINANCIAL GROUP, INC.

April 18, 2005                                  By: /s/William P. Crawford, Jr.
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                                                    William P. Crawford, Jr.
                                                    Executive Vice President and
                                                    General Counsel

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